Exhibit 10.13

                                 EXECUTION COPY

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                 PROMISSORY NOTE
                                 ---------------

US $90,000.00                                                    August 28, 2002

                                  Dallas, Texas

         FOR VALUE RECEIVED, MedSolutions, Inc., (the "Borrower"), promises to pay to the order of Vivian S. Eriksen, a resident of the State of Colorado, (the "Lender"), the principal sum of up to NINETY THOUSAND DOLLARS ($90,000.00) as provided below.

         Loan. Borrower has borrowed the principal sum of up to Ninety thousand dollars ($90,000.00) from Lender.

         Payments. Borrower shall pay to Lender 60 equal monthly payments of $1912.23 consisting of Principal and Interest due and payable on the 28th day of each month commencing with the 1st payment on September 28, 2002. This payment may be made in conjunction with payments from other Promissory Notes due Lender by Borrower.

         Principal and Interest
         ----------------------

         The principal amount of this Note together with all accrued interest shall be paid in full on the earlier to occur of (i) August 28, 2007, or the date on which payment of such principal is accelerated pursuant to Section 8 of this Note.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at a rate equal to ten percent (10%) per annum.

         If any amount is not paid when due hereunder (at stated maturity, following acceleration or otherwise), such unpaid amount shall bear interest, payable on demand, after as well as before judgment, from the date such amount became due at a rate equal to ten percent (10%) per annum.

         Upon payment in full of all amounts due under this Note, this Note shall be cancelled by the Lender and returned to the Borrower.

         Manner of Payment
         -----------------

         Payment and satisfaction of the Borrower's obligations under this Note shall be paid by Borrower, in the exercise of its sole and absolute discretion, either: (i) in immediately available funds in lawful money of the United States of America ("Funds"); (ii) by delivery to Lender by Borrower shares of Common Stock of Borrower in an amount agreed to by the Parties at the time of payment; or (iii) by payment of any combination of Funds and Collateral as Borrower may determine. Payment by Borrower shall be made to Lender at the office of Lender or such other place as the Lender may direct in writing. Payment by Borrower of either Funds or Common Stock, or any combination thereof shall terminate and satisfy all of Borrower's obligation and liabilities under this Note.

         Prepayment. (a) The accrued but unpaid interest on this Note may be prepaid in whole or in part at any time without penalty or premium and (b) the unpaid principal balance of this Note may be prepaid in whole or in part at any time without premium or penalty, but only if all accrued interest is paid to the date of such prepayment.

         Security. To secure the full and prompt payment to the Lender of the Borrower's obligations and liabilities under this Note, the Borrower shall contemporaneously herewith grant a security interest in certain specified collateral pursuant to that certain (a) Collateral Assignment and Security Agreement of even date herewith between the Borrower and the Lender (as the same shall be amended, supplemented or modified from time to time, the "Collateral Assignment and Security Agreement").

         1. Set-off. The Borrower agrees that, upon and after the occurrence of an Event of Default (as hereinafter defined), the Lender is hereby authorized, at any time and from time to time without notice to the Borrower, to set off against and to appropriate and apply to the payment of the amounts due hereunder (whether matured or unmatured), any and all amounts that the Lender is or may be obligated to pay over to the Borrower.

         Representations and Warranties. The Borrower represents and warrants to the Lender that:

         Corporate Authority; Due Authorization. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and is duly qualified or licensed as a corporation in good standing under the laws of each other jurisdiction wherein failure to so qualify could not reasonably be expected to have a material adverse effect on (i) the business, operations or conditions (financial or otherwise) of the Borrower or
(ii) the ability of the Borrower to repay or perform its obligations hereunder. The Borrower has the power to execute and deliver and carry out the terms of this Note and has taken all necessary action (including, without limitation, shareholder approval, if necessary) to authorize the execution, delivery and performance of this Note and the performance of its obligations hereunder.

         No Conflict. The Borrower's execution, delivery and performance of its obligations under this Note do not and will not contravene or conflict with any provision of (i) applicable law, rule or regulation, (ii) any judgment, decree or order applicable or binding upon the Borrower, (iii) the corporate charter or bylaws of the Borrower or (iv) any agreement or instrument binding upon the Borrower or upon any assets or property of the Borrower for which the Borrower has obtained the necessary consent or waiver of the other parties to such agreement or instrument.

                  No Default. The Borrower is not in default under any agreement or instrument binding upon the Borrower or upon any assets or property of the Borrower, which default could have a material adverse effect on
         (i) the business, operations or condition (financial or otherwise) of the Borrower or (ii) the ability of the Borrower to repay or perform its obligations hereunder, except as previously disclosed to the Lender prior to the date hereof.

                  Enforceable Obligation. This Note is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

                  Litigation, etc. No litigation, arbitration proceedings, governmental proceedings or investigations or regulatory proceedings are pending or, to the best of its knowledge, threatened against the Borrower which could reasonably be expected to have a material adverse effect on (i) the business, operations or condition (financial or otherwise) of the Borrower or (ii) the ability of the Borrower to repay or perform its obligations hereunder other than those described in the Borrowers Form 10K-SB, or any amendments thereto, filed with the Securities and Exchange Commission (SEC).

         Covenants. The Borrower agrees that: (a) it will maintain its corporate existence and good standing in each jurisdiction wherein such qualification is necessary; (b) it will promptly upon learning of the occurrence of any of the following, furnish to the Lender notice of such occurrence and the steps being taken by the Borrower with respect thereto: (i) the occurrence of any Event of Default or (ii) the institution of, or any adverse determination in, any material litigation, arbitration proceeding or governmental proceeding.

         Events of Default. If any of the following events (herein called an "Event of Default") shall occur or exist:

                  (a) Payment Default. The Borrower fails to make any payment on this Note when due;

                  (b)  Other  Defaults.   The  Borrower  fails  to  perform  any
         obligation or breaches any covenants contained in this Note,

                  (c) Representations and Warranties. Any representation or warranty made by the Borrower herein or in the Collateral Assignment and Security Agreement is false or misleading in any material respect;

                  (d) Bankruptcy. There shall have occurred an Event of Bankruptcy (as hereinafter defined) with respect to the Borrower; for purposes hereof, an "Event of Bankruptcy" means, with respect to any person, the occurrence of any of the following with respect to such person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee,
         sequestrator   (or  similar   official)  of  such  person  or  for  any
         substantial part of its assets or ordering the winding up or liquidation of its affairs; (ii) there shall be commenced against such person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such person or for any substantial part of its assets or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of 60 consecutive days; (iii) such person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such person or for any substantial part of its assets or make any general assignment for the benefit of creditors; or (iv) such person shall admit in writing its inability to pay or otherwise fail to pay its debts generally as they become due;

                  (e) Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards shall be entered against the Borrower involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, events or conditions of $500,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof ; or

                  (f) Asset Sales. The Borrower sells, transfers, distributes or disposes of all or substantially all of its assets or merges or consolidates with another person or entity;

then the Lender may, by written notice to the Borrower, declare the principal amount plus accrued interest on this Note to be immediately due and payable (provided that upon the occurrence of an Event of Default, the principal amount plus accrued interest on this Note shall become immediately due and payable without any action by the Lender), whereupon the same shall become due and payable without demand, presentment, protest or other notice, all of which are hereby expressly waived, and exercise all other rights available to the Lender under applicable law or otherwise. The Lender's rights and remedies hereunder are cumulative and non-exclusive.

         Waiver. No delay on the part of the Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No waiver by the Lender of any right or remedy hereunder shall be effective unless in a writing signed by the Lender. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         Amendments. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Governing Law. This Note shall be an instrument made under and governed by the laws of the State of Texas without regard to its internal conflict of laws rules.

         2. No Oral Agreements. This Note (together with the Collateral Assignment and Security Agreement) represents the final agreement between the Borrower and the Lender regarding the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the Borrower and the Lender. There are no unwritten oral agreements between the Borrower and the Lender.

         Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.


         Successors and Assigns. This Note shall be binding upon the Borrower and upon the Borrower's successors and assigns, and shall inure to the benefit of the Lender and the Lender's successors and assigns. The Borrower shall have no right to assign its rights or delegate its duties and obligations under this Note.

         Costs and Expenses. The Borrower promises to pay, upon the Lender's demand therefore, all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note.

         Notice. To be effective, all notices, requests and demands under this Note shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows:

         The Borrower:                      MedSolutions, Inc.
                                            12750 Merit Drive #770
                                            Dallas, Texas 75251
                                            Attention: Matthew Fleeger/Sam Hicks

         The Lender:                        Vivian S. Eriksen
                                            P.O. Box 847
                                            Monte Vista, Colorado 81144

         Consent to Jurisdiction. The Borrower hereby irrevocably agrees that any suit, action, proceeding or claim against it arising out of, or relating to, this Note, the Security Agreements or any other related document or any judgment entered by any court in respect thereof may be brought and enforced in any state or federal court sitting in Dallas County, Texas, and the Borrower hereby irrevocably submits to the non-exclusive jurisdiction of such courts for the purpose of any suit, action, proceeding or claim. The Borrower hereby irrevocably waives, to the fullest extent allowed by law, any objection which it may now or hereafter have to the laying of venue of any suit, action, proceeding or claim arising out of or relating to this Note, the Collateral Assignment and Security Agreement or any other related document brought in any state or federal court sitting in Dallas County, Texas, and hereby irrevocably waives any claim that any suit, action, proceeding or claim was brought in an inconvenient forum. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action, suit, proceeding or claim by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to its address set forth above. Nothing herein shall affect the right of the Lender to commence legal proceedings or otherwise proceed against the Borrower in any jurisdiction or to serve process in any manner permitted by applicable law.

         Headings; Captions; Arrangements. The headings, captions and arrangements used herein are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms hereof nor affect the meaning thereof. Whenever herein the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender herein shall include each other gender where appropriate. The words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Note as a whole and not to any particular part or subdivision hereof. Reference herein to "Section(s)" are to sections of this Note.

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year and the place first above written.



                                           MEDSOLUTIONS, INC. (Borrower)


                                           By: /S/ MATTHEW H. FLEEGER
                                              ----------------------------------
                                              Matthew H. Fleeger, President/CEO

                                           By: /S/ SAM HICKS
                                              ----------------------------------
                                              Sam Hicks, Chief Financial Officer

                                           VIVIAN S. ERIKSEN (Lender)

                                           By: /S/ VIVIAN S. ERIKSEN
                                              ----------------------------------
                                              Vivian S. Eriksen